Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 5, 2024, is entered into by and among Ferrellgas, L.P., a Delaware limited partnership (the “Company”), the Guarantors party hereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and collateral agent for the Lenders (the “Agent”), and the Lenders (the “Consenting Lenders”) and Issuing Lenders party hereto.

R E C I T A L S

A.The Company, the Guarantors, the Agent, and the Lenders and Issuing Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of March 30, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Company.

B.The Company has requested an extension of the maturity of the Revolving Commitments and certain other modifications and amendments to the Existing Credit Agreement.

C.Subject to the terms and conditions set forth herein, the Agent, the Consenting Lenders and Issuing Lenders are willing to agree to such amendments to the Existing Credit Agreement.

D.NOW, THEREFORE, to induce the Agent, the Consenting Lenders and Issuing Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.  Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.
Section 2.Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, upon the occurrence of the Fifth Amendment Effective Date (as defined below):
2.1.The Existing Credit Agreement (excluding the Appendices, Schedules and Exhibits thereto except as otherwise set forth in Section 2.2 below) is hereby amended to read as reflected on Exhibit A attached hereto.
2.2.Schedule 1.1, Schedule 4.23, Schedule 4.26, Schedule 4.29, Schedule 4.36, Schedule 5.15, Schedule 6.6 and Schedule 6.11 are hereby amended to read as reflected on Exhibit B attached hereto.
Section 3.Conditions Precedent.  This Amendment shall become effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.4 of the Credit Agreement) (such date, the “Fifth Amendment Effective Date”).
3.1.Execution and Delivery.  The Agent shall have received from the Company, the Guarantors, each Issuing Lender and the Consenting Lenders (which shall constitute at least the Super-Majority Lenders and the Consenting Lenders) counterparts (in such number as may be requested by the Agent) of this Amendment signed on behalf of each such Person.

3.2.Organizational Documents; Incumbency.  The Agent shall have received (i) copies of certificates of incorporation or formation, certified as of a recent date by the appropriate governmental official, each dated the Fifth Amendment Effective Date or a recent date prior thereto, of each Loan Party and copies of other Organizational Documents of each Loan Party, certified by a secretary or assistant secretary as being true copies in full force and effect; (ii) signature and incumbency certificates of the officers of such Person executing this Amendment; (iii) resolutions of the Board of Directors or similar governing body of each Loan Party or its general partner or member approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, certified as of the Fifth Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Fifth Amendment Effective Date; and (v) such other documents as the Agent may reasonably request.
3.3.Opinion of Counsel to Loan Parties.  The Agent and the Lenders shall have received a favorable written opinion of Squire Patton Boggs (US) LLP, counsel for the Loan Parties, as to such matters as the Agent may reasonably request, dated the Fifth Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Agent.
3.4.Solvency Certificate.  On the Fifth Amendment Effective Date, the Agent shall have received a solvency certificate of the chief financial officer of Company substantially in the form of Exhibit E-2 of the Credit Agreement, dated the Fifth Amendment Effective Date and addressed to the Agent and Lenders, and in form, scope and substance reasonably satisfactory to the Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of the transactions contemplated by this Amendment, Company and its Subsidiaries are and will be Solvent.
3.5.No Default.  As of the Fifth Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of this Amendment that would constitute a Default or Event of Default.
3.6.Representations and Warranties. As of the Fifth Amendment Effective Date, the representations and warranties contained herein and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Fifth Amendment Effective Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.
3.7.Officer’s Certificate.  The Agent shall have received a certificate from an Authorized Officer of the Company dated the Fifth Amendment Effective Date certifying that conditions in Sections 3.5 and 3.6 hereof are satisfied.
3.8.Real Estate Confirmations.  The Company shall use commercially reasonable efforts to deliver to the Agent on or before the Fifth Amendment Effective Date written or e-mail confirmation from local counsel in each jurisdiction in which any Material Real Estate Asset is subject to a Mortgage as of the

Fifth Amendment Effective Date either (a) substantially to the effect that (i) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such Mortgage as security for the Obligations, including the obligations evidenced by this Amendment and (ii) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording Taxes or similar Taxes are necessary or appropriate under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, including the obligations evidenced by this Amendment; or (b) specifying with satisfactory detail all amendments, supplements or other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording Taxes or similar Taxes necessary or appropriate under applicable Law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations, including the obligations evidenced by this Amendment.
3.9.Payment of Fees and Expenses.  (i) The Agent shall have received, for the ratable benefit of each Consenting Lender, the consent fees payable pursuant to that certain fee letter, dated as of the date hereof, by and between JPMorgan and the Company, and (ii) the Agent and the Lenders shall have received all other fees and amounts due and payable on or prior to the Fifth Amendment Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.

The Agent is hereby authorized and directed to declare this Amendment to be effective on the Fifth Amendment Effective Date when the Agent has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 10.4 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.Miscellaneous.
4.1.Confirmation.  The provisions of the Existing Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
4.2.Ratification and Affirmation. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Amendment.
4.3.Loan Document; No Waiver or Novation.  This Amendment shall for all purposes constitute a Loan Document.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment does not constitute a novation of the Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents except as expressly provided herein.

4.4.Counterparts; Integration; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of (x) this Amendment, (y) any other Loan Document and/or (z) any Ancillary Document delivered in connection herewith that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
4.5.INTEGRATION; NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE AGENT OR THE LENDERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
4.7.Consent to Jurisdiction; Waiver of Jury Trial.  Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in their entirety.
4.8.Miscellaneous.  No failure or delay on the part of the Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:	FERRELLGAS, L.P.

By: Ferrellgas, Inc., its general partner

/s/ Michael E. Cole
Name: Michael E. Cole
Title: Chief Financial Officer and Treasurer

GUARANTORS:	FERRELLGAS, INC.

/s/ Michael E. Cole
Name: Michael E. Cole
Title: Chief Financial Officer and Treasurer

BLUE RHINO GLOBAL SOURCING, INC.

/s/ Michael E. Cole
Name: Michael E. Cole
Title: Chief Financial Officer and Treasurer

FNA CANADA, INC.

/s/ Michael E. Cole
Name: Michael E. Cole
Title: Chief Financial Officer and Treasurer

Signature Page to Fifth Amendment to
Credit Agreement

ADMINISTRATIVE AGENT, LENDER AND ISSUING LENDER:	JPMORGAN CHASE BANK, N.A.

By:/s/ Umar Hassan
Name:Umar Hassan
Title:Authorized Signatory

Signature Page to Fifth Amendment to
Credit Agreement

LENDER:	CIBC Bank usa

By:/s/ Zach Strube
Name:Zach Strube
Title:Managing Director

Signature Page to Fifth Amendment to
Credit Agreement

LENDER AND ISSUING LENDER:	pnc bank, NATIONAL ASSOCIATION

By:/s/ Steve Xing Su
Name:Steve Xing Su
Title:Vice President

Signature Page to Fifth Amendment to
Credit Agreement

LENDER:	royal bank of canada

By:/s/ Sue Carol Sedillo
Name:Sue Carol Sedillo
Title:Authorized Signatory

Signature Page to Fifth Amendment to
Credit Agreement

LENDER AND ISSUING LENDER:	truist bank

By:/s/ Lincoln LaCour
Name:Lincoln LaCour
Title:Director

Signature Page to Fifth Amendment to
Credit Agreement

EXHIBIT A

CREDIT AGREEMENT

EXHIBIT B

AMENDED SCHEDULES